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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                         Date of Report: August 19, 2003
                         -------------------------------
                        (date of earliest event reported)



                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


         DELAWARE                      333- 107510               23-2811925
         --------                      -----------               ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)       Identification Number)


200 Witmer Road, Horsham, Pennsylvania                             19044
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (215) 328-3480
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5. Other Events
--------------------

Filing of Computational Materials

     On or about August 28, 2003, the Registrant will cause the issuance and sale of approximately $1,164,826,000 initial principal amount of Mortgage Pass-Through Certificates, Series 2003-C2, Class X-1, Class X-2, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R-I, Class R-II and Class R-III Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2003, among the Registrant, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee and Serviced Companion Loan Paying Agent. In connection with the sale of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-107510, which Computational Materials are being filed as an exhibit to this report.

     The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 hereto are filed herewith.


                                      -2-
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1      Computational Materials.






                                      -3-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GMAC COMMERCIAL MORTGAGE
                                        SECURITIES, INC., Registrant


                                        By: /s/ David Lazarus
                                            ------------------------------------
                                            Name:  David Lazarus
                                            Title: Vice President




Date: August 19, 2003



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EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1              Computational Materials.